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                                   VANGUARD/
                                WELLINGTON FUND

                                  Fund Profile
                                 July 24, 1997

                                     [LOGO]

                                  A member of
                               THE VANGUARD GROUP
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1     OBJECTIVE

Vanguard/Wellington Fund seeks to conserve the value of your investment and to provide moderate capital growth and moderate income. The Fund may not meet these objectives.

2     INVESTMENT STRATEGy

The Fund's adviser uses a balanced investment approach. Approximately 60% to 70% of the Fund's total assets is invested in common stocks (with emphasis on dividend-paying stocks of large and medium-size companies). The remaining 30% to 40% of assets is invested in high-grade, long-term corporate bonds as well as U.S. Treasury, government agency, and mortgage-backed securities.

3     RISKS

The Fund's total return will fluctuate, so an investor could lose money over short or extended periods. Because of its balanced approach, Wellington Fund is subject to less investment risk than a fund made up entirely of stocks but more risk than an all-bond fund.

More specifically, investors in the Fund are exposed to ...

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods) because of the Fund's significant investment in common stocks.

- A HIGH degree of INTEREST RATE RISK (the possibility that bond prices will fall as interest rates rise--and vice versa) because of the Fund's bond holdings. For instance, a 2% increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2% decrease in rates would cause the same bond to rise about 22% in value.

- A LOW degree of CREDIT RISK (the possibility that a bond's issuer will fail to repay interest and principal) because of the high quality of the Fund's bond holdings.



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4     APPROPRIATENESS

This Fund may be suitable for investors who ...

- Are seeking a balanced and diversified investment program that includes both stocks and bonds.

-     Plan to invest for at least five years.

- Want a fund that offers less investment risk and share-price fluctuation than a fund made up entirely of stocks.

The Fund is not suitable for investors who ...

-     Cannot tolerate fluctuating share prices.

5       FEES AND EXPENSES

Vanguard/Wellington Fund--like all Vanguard funds-- is offered on a pure no-load basis (that is, the Fund has no 12b-1 fees or charges to buy or sell shares).

The Fund's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Fund's expense ratio for fiscal year 1996 was 0.31% of assets.

                         ANNUAL FUND OPERATING EXPENSES

Investment Advisory Fees ................................................  0.04%
Distribution Costs ......................................................  0.02
Other Expenses ..........................................................  0.25
                                                                           ----
TOTAL OPERATING EXPENSES ................................................  0.31%
                                                                           ----

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

        1 YEAR           3 YEARS        5 YEARS        10 YEARS
        ------           -------        -------        --------
          $3               $10            $17             $39

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.



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6     PAST PERFORMANCE

                                  PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                              Vanguard/            Wellington
                             Wellington            Composite
                                Fund               Fund Index
                             -----------           ----------
1987                              2.3                  5.0
1988                             16.1                 14.2
1989                             21.6                 26.0
1990                             -2.8                  0.5
1991                             23.6                 27.0
1992                              7.9                  8.0
1993                             13.5                 11.1
1994                             -0.5                 -1.2
1995                             32.9                 33.7
1996                             16.2                 15.1

                               PERFORMANCE SUMMARY
                          (PERIODS ENDED JUNE 30, 1997)

                                AVERAGE ANNUAL TOTAL RETURN
                              -------------------------------
                                                   WELLINGTON
                              WELLINGTON           COMPOSITE
                                FUND               FUND INDEX
                              ----------          ----------
1  Year                         25.0%                 25.4%
5  Years                        15.7%                 15.7%
10 Years                        12.2%                 13.2%

Note: In evaluating past performance, it is important to consider that returns from stocks and bonds were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

* For comparative purposes, 65% of the Wellington Composite Index is made up of the Standard & Poor's 500 Composite Stock Price Index (a diversified group of 500 securities used to measure U.S. stock market performance), and 35% is made up of the Lehman Brothers Long-Term Corporate AA or Better Bond Index (a barometer of corporate bonds rated AA or better). An index is unmanaged; you cannot invest in an index.



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7     INVESTMENT ADVISER

The Fund is managed by Wellington Management Company, LLP, which oversees more than $155 billion in total assets.

Ernst H. von Metzsch, Senior Vice President of Wellington Management Company, LLP, has been portfolio manager since November 1995. Previously, he served as the Fund's assistant portfolio manager for 20 years. Mr. von Metzsch is assisted by Paul D. Kaplan, Senior Vice President of Wellington Management Company, LLP, who began managing the Fund's fixed-income investments in 1994.

8     PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).

9     REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Fund's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.

10    DISTRIBUTIONS

The Fund expects to pay dividends quarterly. Capital gains distributions, if any, are paid annually. Dividend and capital gains distributions can be automatically reinvested or received in cash. Both dividend and capital gains distributions are taxable to you whether reinvested in additional shares or received in cash.

11    OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).



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[LOGO]
THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482

TOLL-FREE INVESTOR
INFORMATION
1-800-662-7447

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The prospectus and reports can be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor



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